SUPPLEMENT
DATED MARCH 16, 2009
TO THE
MLIG VARIABLE INSURANCE TRUST PROSPECTUS
AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED MAY 1, 2008
Roszel/Marsico Large Cap Growth Portfolio II
After the close of business on March 13, 2009, the Roszel/Marsico Large Cap Growth Portfolio II merged with and into the Roszel/Marsico Large Cap Growth Portfolio. Thus, all references to the Roszel/Marsico Large Cap Growth Portfolio II are deleted from the prospectus and SAI.
Roszel/Rittenhouse Large Cap Growth Portfolio
Effective March 16, 2009, the name of the Roszel/Rittenhouse Large Cap Growth Portfolio changed to the Roszel/Santa Barbara Conservative Growth Portfolio. In both the prospectus and SAI, all references to the Roszel/Rittenhouse Large Cap Growth Portfolio are changed to references to the Roszel/Santa Barbara Conservative Growth Portfolio (the “Portfolio”).
This change is being made because, on January 1, 2009, Rittenhouse Asset Management, Inc. (“Rittenhouse”) became a part of its affiliate Santa Barbara Asset Management, Inc. (“Santa Barbara”). Santa Barbara is now the sub-adviser to the Portfolio and each member of the Portfolio’s portfolio management team is now an employee of Santa Barbara. As of January 31, 2009, Santa Barbara had $3.66 billion in assets under management, including the assets that were formerly managed by Rittenhouse.
The Portfolio’s investment objective and strategies have not changed.
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Please retain this supplement with your Prospectus and SAI for future reference.